EXHIBIT 32.2

STATEMENT OF CHIEF FINANCIAL OFFICER
REGARDING FORM 10-Q FOR QUARTER ENDED
MARCH 31, 2005, pursuant to 18U.S.C. Section 1350 as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

     I, Tanya McCaffery, Interim Chief Financial Officer of Specialty Trust, Inc. (the Company), hereby state, certify and attest in this written statement that:

     (a) The quarterly report of the Company filed on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tanya McCaffery		Dated this 13th of May, 2005

Name:	Tanya McCaffery
Title:	Interim Chief Financial Officer

This certification is made solely for purposes of 18 U.S.C. Section1350, subject to the knowledge standard contained therein, and not for any other purpose.

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